EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

      I, Steven J. Cohen, Chief Executive Officer of Z Trim Holdings, Inc., an Illinois corporation (the "Registrant"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report on Form 10-K for the period of the Registrant from January 1, 2008 through December 31, 2008 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2009
                                                                                By                 /s/ Steven J. Cohen
                                                                                                            Steven J. Cohen
                                                                                                            President and Director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.